UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 11, 2016

HMS Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-50194	11-3656261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5615 High Point Drive, Irving, Texas 75038
(Address of Principal Executive Offices) (Zip Code)

(214) 453-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2016, the Board of Directors (the “Board”) of HMS Holdings Corp. (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Alex M. Azar II as a Class I director of the Company, effective October 11, 2016, to serve for an initial term expiring at the Company’s 2018 annual meeting of shareholders and until his successor is elected and qualified.  The Board has determined that Mr. Azar is an “independent director” as defined in the Nasdaq Listing Rules.

For his services as a director, Mr. Azar will participate in the Company’s standard compensation arrangements for non-employee directors, as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2016. In addition, the Company expects to enter into an indemnification agreement with Mr. Azar in the form previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 6, 2014.

There are no arrangements or understandings between Mr. Azar and any other person pursuant to which Mr. Azar was selected as a director of the Company. Mr. Azar has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On October 12, 2016, the Company issued a press release announcing the appointment of Mr. Azar to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 — “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release of HMS Holdings Corp., dated October 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Holdings Corp.

Date: October 12, 2016	By:	/s/ Meredith W. Bjorck
Meredith W. Bjorck
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of HMS Holdings Corp., dated October 12, 2016